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                                                                    Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Armkel, LLC on Form S-4 of our report dated November 9, 2001, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

Parsippany, New Jersey
November 9, 2001